UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 7, 2022

ALTITUDE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4500 SE Pine Valley Street, Port Saint Lucie, FL 34952

(Address of Principal Executive Offices)

(772) 323-0625

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On March 9, 2022, Altitude International Holdings, Inc. (“Altitude” or the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report that the Company and its wholly owned subsidiary CMA Soccer, LLC (“CMAS”), entered into a Consulting, Management and License Agreement (the “Agreement”) with Soccer Partners America, a Colorado not-for-profit corporation (“RUSH Soccer”).

RUSH Soccer is a national competitive youth soccer club that administers boys’ and girls’ teams internationally (the “RUSH Programs”) with proprietary training methodology, documentation and materials (the “RUSH Materials”), proprietary technologies and platforms (the “RUSH Technologies”), and a database of individuals (the “RUSH Database”).

Pursuant to the terms of the Agreement, CMAS agreed to administer, deliver and develop the RUSH Programs for an initial term of ten years, with automatic renewals for two five-year terms. RUSH Soccer has granted CMAS an exclusive license to use the RUSH name, logo, the RUSH Materials and the RUSH Technologies in connection with the operation, marketing and exploitation of full time, school semester, school year and short time weekly, junior, adult, professional and family, boarding and non-boarding soccer programs.

CMAS agreed to pay RUSH Soccer a fee of $20,000 per year annually during the term of the Agreement.

CMAS and the Company agreed to engage certain key personnel from RUSH Soccer as consultants for CMAS.

Additionally, the Company, CMAS and RUSH Soccer agreed to establish a RUSH-branded men’s professional soccer team (the “Pro Team”) that shall be a wholly owned subsidiary of CMAS and shall be managed by Schulz. The Company, CMAS and RUSH Soccer agree to work together to raise $3,000,000, $2,700,000 of which shall be used for the establishment and operation of the Pro Team and $300,000 of which will be used for the administration of the RUSH Programs. If the amount for the Pro Team is not raised within the first three years of the Agreement, RUSH Soccer may terminate the Agreement with 60 days’ notice.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of RUSH Soccer, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Agreement and transactions contemplated thereby.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of RUSH Soccer as of and for the year ended June 30, 2021, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of RUSH Soccer as of March 31, 2022 and for the nine months ended March 31, 2022 and 2021, together with the related notes to the unaudited condensed financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b) Pro-Forma Financial Information.

The unaudited pro-forma combined financial statements of the Company as of for the three months ended March 31, 2022 and the year ended December 31, 2021 are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

99.1	Audited financial statements of Soccer Partners America as of and for year ended June 30, 2021 with the related notes to the financial statements.

99.2	Unaudited condensed financial statements of Soccer Partners America as of March 31, 2022 and for the nine months ended March 31, 2022 and 2021, together with the related notes to the unaudited condensed financial statements.

99.3	Unaudited pro-forma combined financial statements of Altitude International Holdings, Inc. and Soccer Partners America for the three months ended March 31, 2022 and 2021 and the years ended December 31, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTITUDE INTERNATIONAL HOLDINGS, INC.

Date:	May 19, 2022	By:	/s/ Gregory Breunich
Gregory Breunich
Chief Executive Officer, Acting Chief Financial Officer and Director

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